Exhibit 10.1

MODIFICATION AGREEMENT

THIS MODIFICATION AGREEMENT (this “Agreement”) is executed effective as of March 27, 2025, by STABILIS SOLUTIONS, INC., a Florida corporation (“Solutions”), STABILIS LNG EAGLE FORD LLC, a Delaware limited liability company (“Eagle Ford”), STABILIS GDS, INC., a Delaware corporation (“GDS”), STABILIS LNG PORT ALLEN, LLC, a Texas limited liability company (“Port Allen”) (Solutions, Eagle Ford, GDS and Port Allen being hereinafter sometimes referred to individually as a “Borrower” and collectively as “Borrowers”), and CADENCE BANK, a Mississippi banking corporation (“Bank”), whose address for purposes hereof is 1333 West Loop South, Suite 1700, Houston, Texas 77027. Each Borrower’s address for purposes hereof is 11750 Katy Freeway, Suite 900, Houston, Texas 77079. All defined terms contained herein shall have the same meanings as contained in that certain Loan Agreement dated as of June 9, 2023, executed by Borrowers and Bank (the “Loan Agreement”), except as otherwise specifically indicated herein.

W I T N E S S E T H:

WHEREAS, Borrowers are indebted to Bank as evidenced by the Revolving Note; and

WHEREAS, payment and performance under the Loan Agreement and the Note are secured by the Security Instruments, all as modified, renewed, extended, ratified, and reaffirmed to date; and

WHEREAS, Borrowers, being legally obligated and primarily liable for payment of the Note, desire to modify the terms of the Loan Agreement, to extend the Revolving Loan Maturity Date, to make certain other changes to the Security Instruments, and to extend and carry forward the liens and security interests securing payment and performance of the Obligations, which liens and security interests shall be extended and carried forward to secure payment and performance under the Security Instruments, as modified hereby; and

NOW, THEREFORE, for and in consideration of the premises, the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

MODIFICATIONS, REPRESENTATIONS AND AGREEMENTS

1.1.    Borrowers hereby acknowledge that Bank has fully satisfied, fulfilled, performed and discharged all of its duties, liabilities and obligations under the Loan Agreement and each of the other Security Instruments through the date of execution of this Agreement by Bank.

1.2.    The parties hereby renew the Revolving Note in the amount of Ten Million and No/100 Dollars ($10,000,000.00), which is the face amount thereof, and extend the Revolving Loan Maturity Date to June 9, 2028.

1.3.    Article I of the Loan Agreement is hereby amended by deleting the defined terms “Fixed Charge Coverage Ratio” and “Revolving Loan Maturity Date” and inserting the following in proper alphabetical order:

Availability: As of the date of determination, an amount equal to (a) the lesser of (i) the face amount of the Revolving Note and (ii) the Borrowing Base minus (b) the aggregate amount of outstanding Loans.

Excess Cash: As of the date of determination, (a) the sum of (i) the aggregate amount of cash and cash equivalents shown on the balance sheets of Borrowers as of the last day of the fiscal quarter ending twelve (12) months earlier, plus (ii) the Availability, minus (b) Three Million Dollars ($3,000,000.00). In the event Excess Cash is determined to be less than zero, Excess Cash shall be deemed to be zero.

Fixed Charge Coverage Ratio: The ratio of (a) the sum of Adjusted EBITDA minus (i) cash taxes, minus (ii) non-financed capital expenditures, during the preceding twelve (12) month period, plus (iii) Excess Cash, to (b) on a trailing twelve (12) month basis, the sum of (i) principal payments paid or scheduled to be paid on long-term debt and capital leases, plus (ii) interest expense.

Revolving Loan Maturity Date: June 9, 2028.

1.4.    In consideration of Bank’s agreement to modify the Loan Agreement on the terms and conditions set forth herein, Borrowers shall pay to Bank upon the execution hereof an upfront fee in the amount of Thirty-Five Thousand Dollars ($35,000). In no event shall this fee be, or be deemed to be, compensation for the use, forbearance or detention of money. Further, in no event shall this fee, together with all amounts constituting interest under applicable laws and payable in connection with this Agreement, the Loan Agreement and the other Security Instruments, exceed the Maximum Rate.

1.5.    Prior to and as a condition precedent to the closing of this transaction and any additional Advance, Bank shall have received the following:

(a)    Such certificates and other documents relating to the transaction herein contemplated and such other information relating to Borrowers as Bank may reasonably require;

(b)    A duly executed counterpart of this Agreement and such other documents, instruments and agreements as Bank may reasonably require; and

(c)    All such other items as Bank may reasonably require.

1.6.    Borrowers hereby (i) ratify, authorize, adopt, confirm and approve the Loan Agreement and the other Security Instruments, (ii) extend and carry forward the liens and security interests securing payment and performance of the Obligations, including but not limited to the liens and security interests of the Security Instruments, in order to secure payment and performance of the Obligations, as amended hereby, and (iii) acknowledge the Note as a valid and subsisting debt secured by the Security Instruments.

1.7.    The parties hereto hereby acknowledge and agree that all of the Security Instruments are hereby amended, renewed, extended and continued in all respects in order to secure payment and performance of the Loan Agreement and the Note, as amended hereby, and all modifications, renewals, extensions and rearrangements of Loan Agreement and the Note.

1.8.    Borrowers agree that all liens and security interests securing payment of the Obligations are valid and subsisting liens and security interests, and shall continue to apply to and secure payment of Loan Agreement and the Note, as amended hereby, and further agree that all the terms and provisions of the Loan Agreement and the other Security Instruments shall be and remain in full force and effect as therein written except as otherwise provided in this Agreement. This Agreement shall not in any manner affect or impair the Loan Agreement or the Note or the liens or security interests securing same, and no lien or security interest shall in any manner be waived or be deemed to be waived.

1.9.    Borrowers represent and warrant that (i) no Event of Default has occurred and is continuing, (ii) all of the representations and warranties made by Borrowers in the Loan Agreement or in any other Security Instruments are true and correct in all material respects on the date of execution of this Agreement by Bank, and (iii) all of the covenants, negative covenants and agreements contained in the Loan Agreement and in the other Security Instruments to be complied with by Borrowers have been complied with by Borrowers in all material respects.

1.10.    Borrowers hereby acknowledge and agree that the entire unpaid principal balance of the Note, together with all accrued but unpaid interest, shall mature and become due and payable in accordance with the terms of the Loan Agreement, as modified hereby, and that Bank has no obligation to renew the Note or to extend the maturity date thereof.

1.11.    By his execution and delivery hereof, the undersigned representative of each Borrower represents and warrants that his signature constitutes the valid and binding act of such Borrower and that he has been duly authorized, empowered and directed to execute and deliver to Bank, for and on behalf of such Borrower, this Agreement and all of the other documents, instruments or agreements to be executed by such Borrower in connection herewith.

ARTICLE II

MISCELLANEOUS

2.1.    No failure to exercise and no delay on the part of Bank in exercising any power or right in connection with the Security Instruments shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. No course of dealing between or among Borrowers and Bank shall operate as a waiver of any right of Bank. No modification or waiver of any provision of the Loan Agreement or any other Security Instruments, nor any consent to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the person against whom enforcement thereof is to be sought, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

2.2.    Except as set forth herein, no changes are made or intended to be made with respect to the Loan Agreement or any other Security Instruments, and the foregoing shall remain in full force and effect.

2.3.    Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective, valid and enforceable under applicable law, but if any provision of this Agreement shall be prohibited by, or invalid or unenforceable under, applicable law, then (i) the parties hereto agree that they will amend such provisions by the minimal amount necessary to bring such provisions within the ambit of enforceability, and (ii) the court may, at the request of any party, revise, reform or reconstruct such provisions in a manner sufficient to cause them to be enforceable. Bank is relying and is entitled to rely upon each and all of the provisions of this Agreement; accordingly, in no event shall any prohibition against, or the invalidity or unenforceability of, any provision hereof affect the validity or enforceability of any other provision hereof and if any provision or provisions of this Agreement should be held to be invalid or ineffective, then all other provisions hereof shall continue in full force and effect notwithstanding.

2.4.    In the event of actual conflict in the terms and provisions of this Agreement, the Loan Agreement and the other Security Instruments, the terms and provisions of this Agreement will control.

2.5.    The rights and remedies provided herein and under the Loan Agreement and the other Security Instruments are cumulative and not exclusive of any rights or remedies provided by law or in any other agreement, and may be pursued separately, successively or concurrently against each Borrower and/or the Collateral at the sole discretion of Bank.

2.6.    Each Borrower hereby certifies that such Borrower is not relying on any representation, warranty, covenant or agreement except those set forth in the Loan Agreement, as amended hereby.

2.7.    THIS AGREEMENT, THE NOTE(S) AND THE OTHER SECURITY INSTRUMENTS SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS (WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES), AND THE LAWS OF THE UNITED STATES OF AMERICA APPLICABLE IN TEXAS, EXCEPT TO THE EXTENT TO WHICH TEXAS LAW DICTATES THAT THE LAWS OF ANOTHER STATE ARE TO GOVERN CERTAIN PROCEDURAL AND SUBSTANTIVE MATTERS RELATING ONLY TO THE CREATION, PERFECTION AND/OR FORECLOSURE OF THE LIENS AND SECURITY INTERESTS CREATED HEREIN OR IN THE OTHER SECURITY INSTRUMENTS, OR TO THE ENFORCEMENT OF BANK’S RIGHTS AND REMEDIES AGAINST THE COLLATERAL, IN WHICH EVENT THE LAWS OF SUCH OTHER STATE SHALL GOVERN. VENUE FOR ANY LITIGATION BETWEEN OR AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER OF THIS AGREEMENT SHALL BE HARRIS COUNTY, TEXAS. EACH PARTY HEREBY IRREVOCABLY SUBMITS TO PERSONAL JURISDICTION IN TEXAS AND WAIVES ALL OBJECTIONS TO PERSONAL JURISDICTION IN TEXAS AND VENUE IN HARRIS COUNTY FOR PURPOSES OF SUCH LITIGATION.BORROWERS HEREBY RELEASE, DISCHARGE AND ACQUIT BANK FROM ANY AND ALL CLAIMS, CAUSES OF ACTION, AGREEMENTS, DEFENSES, OFFSETS AGAINST THE OBLIGATIONS, OR CLAIMS FOR RELIEF OF ANY NATURE WHATSOEVER, WHICH ARE ACCRUED IN WHOLE OR IN PART ON OR BEFORE THE DATE OF EXECUTION HEREOF, WHETHER KNOWN OR UNKNOWN, IN CONTRACT OR IN TORT, WHICH BORROWERS MAY HAVE ARISING OUT OF OR RELATING TO ANY DOCUMENTS, INSTRUMENTS OR AGREEMENTS EXECUTED IN CONNECTION HEREWITH OR THEREWITH, OR THE TERMS OR NEGOTIATION OF ANY OF THE FOREGOING.

2.8.    Sections 4.11, 4.12, 8.1, 8.3, 8.15, 8.16 and 8.17 of the Loan Agreement are hereby incorporated in their entirety by reference.

2.9.    This Agreement shall be binding upon Borrowers and their respective successors and assigns, and shall inure to the benefit of Bank and its successors and assigns. No Borrower may assign any rights or obligations under this Agreement without the prior written consent of Bank.

2.10.    Delivery of an executed signature page of this Agreement and each other Security Instrument by facsimile or other electronic mail transmission shall be effective as delivery of a manually executed counterpart hereof. Each party to this Agreement consents to the use of electronic and/or digital signatures by one or more parties on this Agreement and each other Security Instrument. This Agreement and any other Security Instruments may be signed electronically or digitally in a manner specified solely by Bank. Delivery of an executed counterpart of a signature page of this Agreement and any other Security Instrument(s) by electronic means shall be effective as delivery of a manually executed counterpart of this Agreement or such Security Instrument(s). The parties agree not to deny the legal effect or enforceability of any Security Instrument solely because (a) the Security Instrument is entirely in electronic or digital form, including any use of electronically or digitally generated signatures or (b) an electronic or digital record was used in the formation of the Security Instrument or (c) the Security Instrument was subsequently converted to an electronic or digital record by one or more parties. The parties agree not to object to the admissibility of any Security Instrument in the form of an electronic or digital record, or a paper copy of an electronic or digital document, or a paper copy of a document bearing an electronic or digital signature, on the grounds that the record or signature is not in its original form or is not the original of the Security Instrument or the Security Instrument does not comply with Chapter 26 of the Texas Business and Commerce Code. Each Obligor represents and warrants that such Obligor has executed each Security Instrument to which it is a party manually in person, and that such Obligor will deliver to Bank a manually signed original “wet signature” counterpart of each such Security Instrument upon Bank’s request and/or as soon as reasonably possible.

2.11.    This Agreement may be executed in any number of counterparts, each of which shall be an original, and all of which together shall constitute one and the same instrument.

2.12.    THIS AGREEMENT AND ALL DOCUMENTS AND INSTRUMENTS REFERENCED HEREIN OR EXECUTED IN CONNECTION HEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN OR AMONG THE PARTIES, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.

[Signature Page Follows]IN WITNESS WHEREOF, this Modification Agreement has been executed and delivered by the parties to be effective as of the date first set forth above.

BORROWERS:

STABILIS SOLUTIONS, INC.

By: /s/ Andrew L. Puhala

Andrew L. Puhala, Authorized Person

STABILIS LNG EAGLE FORD LLC

By: /s/ Andrew L. Puhala

Andrew L. Puhala, Authorized Person

STABILIS GDS, INC.

By: /s/ Andrew L. Puhala

Andrew L. Puhala, Authorized Person

STABILIS LNG PORT ALLEN, LLC

By: /s/ Andrew L. Puhala

Andrew L. Puhala, Authorized Person

BANK:

CADENCE BANK

By: /s/ Timothy Ashe

Timothy Ashe, Senior Vice President